EXHIBIT 21.1
VERIS RESIDENTIAL, INC.

Subsidiary	State of Incorporation or Organization
1 WATER STREET L.L.C.	NY
3 CAMPUS REALTY LLC	DE
6 BECKER URBAN RENEWAL, L.L.C.	NJ
25 CC BONDS, L.L.C.	NJ
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT L.L.C.	NJ
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ
107 MORGAN TIC I, L.L.C.	NJ
107 MORGAN TIC II, L.L.C.	NJ
150 MAIN STREET, L.L.C.	DE
335 WASHINGTON REALTY, L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN ROSEWOOD UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HAUS25 HOLDING, L.L.C.	DE
JAMES URBAN RENEWAL, L.L.C.	NJ
JAMES URBAN RENEWAL 2, L.L.C.	NJ
JAMES URBAN RENEWAL 3, L.L.C.	NJ
LIBERTY TOWERS TIC I, L.L.C.	DE
LIBERTY TOWERS TIC II, L.L.C.	DE
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 3 CAMPUS, LLC	DE
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ

M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C SO. PIER L.L.C.	DE
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
VERIS RESIDENTIAL ACQUISITION CORP.	DE
VERIS RESIDENTIAL REALTY, L.P.	DE
VERIS RESIDENTIAL SERVICES, INC.	NJ
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MC 55 CORPORATE DRIVE L.L.C.	DE
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL II, L.L.C.	DE
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL II, L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MCPT TRS HOLDING CORPORATION	DE

MCPT TRUST	DE
MCRC TRUST	DE
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
ONE CAMPUS ASSOCIATES, L.L.C.	DE
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PORT IMPERIAL 8-9 URBAN RENEWAL LLC	NJ
PARK RIDGE LICENSE SUB LLC	DE
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND 40 PARK, L.L.C.	DE
ROSELAND FREEHOLD, L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
VERIS RESIDENTIAL MANAGEMENT COMPANY, L.L.C.	DE
VERIS RESIDENTIAL MANAGEMENT SERVICES, L.P.	NJ
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ

ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
VERIS RESIDENTIAL DEVELOPMENT, LLC	NJ
VERIS RESIDENTIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
VERIS RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 2 CAMPUS L.L.C.	NJ
RRT 95 MORGAN, L.L.C.	NJ
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
VRPLP SERVICES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ